MERRILL LYNCH MIDDLE EAST/AFRICA FUND, INC.

                       Supplement dated January 26, 2000
                      to Prospectus dated March 31, 1999

         On January 20, 2000, the Board of Directors of Merrill Lynch Middle East/Africa Fund, Inc. (the "Fund") approved an Agreement and Plan of Reorganization between the Fund and Merrill Lynch Developing Capital Markets Fund, Inc. ("Developing Capital Markets") pursuant to which Developing Capital Markets would acquire substantially all of the Fund's assets and assume substantially all of the Fund's liabilities in exchange for newly issued shares of Developing Capital Markets, and thereafter the Fund will deregister as an investment company under the Investment Company Act of 1940, as amended, and dissolve in accordance with the laws of the State of Maryland (the "Reorganization").

         The Reorganization is conditioned upon approval by the Fund's stockholders. A special meeting of the stockholders of the Fund to consider the Reorganization has been called for April 26, 2000. The record date for determining the stockholders entitled to receive notice of and to vote at the special meeting is March 15, 2000. If all of the requisite approvals are obtained, it is anticipated that the Reorganization will take place in the second calendar quarter of 2000.

         If the Reorganization takes place, Fund stockholders will receive shares of that class of Developing Capital Markets having the same letter designation (i.e., Class A, Class B, Class C or Class D) and the same distribution fees, account maintenance fees, and sales charges (including contingent deferred sales charges), if any, as the shares of the Fund held by them immediately prior to the Reorganization.

Code #18415-03-99ALL